UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

_______________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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NUTRIBAND Inc.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUTRIBAND INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 24, 2026

Oviedo, Florida
December 31, 2025

The Annual Meeting of Stockholders (the “Annual Meeting”) of Nutriband Inc., a Nevada corporation (the “Company”), will be held at 400 West Church Street, City National Hourglass Room, Orlando, FL 32801, on Saturday, January 24, 2026, at 10:00 A.M. (local time) for the following purposes:

1.     To elect seven directors to the Corporation’s Board of Directors, each to hold office for a term expiring at the next Annual Meeting of Stockholders, or until his or her successor is elected and qualified, or until his or her earlier resignation or removal;

2.     Ratification of Sadler, Gibb & Associates, LLC as the independent auditor to perform the audit of our consolidated financial statements for fiscal 2026;

3.     To hold an advisory vote to approve executive compensation;

4.     To hold an advisory vote on the frequency of future advisory votes on executive compensation;

5.     To approve an Amendment to the Articles of Incorporation of the Corporation to authorize the increase in the number of shares of preferred stock issuable by the Corporation from 10,000,000 shares to 20,000,000 shares; and

6.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on December 22, 2025, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. All stockholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors,
/s/ Gareth Sheridan
Chief Executive Officer

YOUR VOTE IS IMPORTANT

It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope or you may submit your proxy via the Internet or by using the toll-free number provided on your proxy card. Your proxy may be revoked by you at any time before it has been voted.

NUTRIBAND INC.
121 South Orange Ave., Suite 1500
Orlando, Florida 32801

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The Board of Directors (the “Board”) of Nutriband Inc. (the “Company”) is furnishing this proxy statement for the solicitation of proxies to be used at the Annual Shareholders Meeting (the “Annual Meeting”) of the Company to be held at 400 West Church Street, City National Hourglass Room, Orlando, FL 32801, on Saturday, January 24, 2026, at 10:00 A.M. (local time). The proxy materials are being mailed on or about December 31, 2025 to shareholders of record on December 22, 2025 (the “Record Date”).

This proxy statement has been posted on the Internet and may be viewed at HTTPS://Nutriband.com/proxy.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, please take the time to either (i) vote by completing and mailing the proxy card enclosed with the Proxy Materials as soon as possible, (ii) vote via the Internet in accordance with the instructions on the proxy card or (iii) vote by telephone by using the toll-free number on the proxy card. If you elect to vote using the proxy card, please indicate on the card how you wish to vote, and sign and send it in the enclosed envelope. If you do return the proxy card and do not indicate how you wish to vote, your proxy card will be voted as recommended by the Board of Directors.

Annual Meeting Admission

Only stockholders of record as of the close of business on the Record Date may attend the Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the Record Date. Such evidence of ownership can be your proxy card. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you will be required to present proof of your ownership of our common stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the Annual Meeting.

Quorum and Voting

Only holders of our common stock on the close of business on the December 22, 2025 Record Date are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

As of the Record Date, there were 12,174,883 shares of the Company’s common stock, $0.001 par value per share (the “common stock”) outstanding. All references to “stockholders” herein shall mean holders of common stock collectively, unless otherwise stated. A simple majority of the issued and outstanding shares of our voting capital stock is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting, and in no event shall a quorum consist of less than a majority of the shares required to constitute a quorum. Seven directors will be elected by the Company’s shareholders of record at the Annual Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are seven nominees and seven positions to be filled; this means that the seven individuals receiving the most votes will be elected. Holders of our common stock do not have cumulative voting rights.

The ratification of auditors will require the vote of a simple majority of the shares of our common stock present at the Annual Meeting by person or proxy. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining the presence or absence of a quorum but will not be counted as present for purposes of determining the vote on any matter considered at the Annual Meeting.

If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted “FOR” the nominees for directors contained in these proxy materials, and “FOR” the appointment of Sadler, Gibb and Associates, LLC as the Company’s independent registered public accounting firm.

You may receive more than one copy of the proxy materials, this Proxy Statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a copy of the proxy materials and a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary, at or before the taking of the vote at our Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending our Annual Meeting and voting at such meeting. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the proxy card.

Discretionary Voting Power

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. On matters which may be raised at the Annual Meeting that are not covered by this proxy statement, the persons named in the proxy will have full discretionary authority to vote.

PROPOSAL ONE — ELECTION OF DIRECTORS

Seven (7) directors will be elected at the Annual Meeting to serve terms expiring at the next Annual Meeting of Stockholders, or until their successors are elected and qualified, or their earlier resignation or removal. Management’s nominees are listed below. All the nominees are currently serving as directors of the Company. All directors will be elected by holders of the Company’s common stock. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE SEVEN NOMINEES FOR DIRECTOR NAMED BELOW.

Nominees for Election to Our Board of Directors

Set forth below are the name, age, position of and biographical information about each nominee, all of whom are currently directors and compromise our entire Board as of the record date.

Name	Age	Position
Gareth Sheridan	35	Chief Executive Officer and Director
Serguei Melnik	52	Chairman of the Board, President and Secretary
Sergei Glinka	59	Director
Mark Hamilton(1)(3)	38	Director
Radu Bujoreanu(1)(2)(3)	55	Director
Stefani Mancas(2)(3)	48	Director
Irina Gram(2)(1)	37	Director

____________

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating and Corporate Governance Committee.

Gareth Sheridan, our founder, has been chief executive officer and director since our organization in 2016. In 2012, Mr. Sheridan founded Nutriband Ltd., an Irish company which we acquired in 2016. Mr. Sheridan was named Ireland’s ‘Young Entrepreneur of the Year’ in 2014 in the National Bank of Ireland Startup Awards for establishing Nutriband Ltd. Mr. Sheridan has further business awards from S. Dublin’s Best Young Entrepreneur and Nutriband Ltd as S. Dublin’s Best Startup Company. Mr. Sheridan has also worked as a Business Mentor with 100 Minds, a social enterprise founded in 2013, that brings together some of Ireland’s top college students and connects them with one cause to achieve large charitable goals in a short space of time. Mr. Sheridan is also a past Nissan Generation Next Ambassador, receiving the acknowledgement in 2015 by Nissan Ireland as one of Ireland’s future generational leaders. In 2019 Mr. Sheridan served on the Board of the St. James Hospital foundation, the charitable foundation for Ireland’s largest public hospital. Mr. Sheridan received a B.Sc. in Business and Management from Dublin Institute of Technology in 2012 where he concentrated on international economics, venture creation and entrepreneurship.

Serguei Melnik, who was elected by the Board as President on October 8, 2021, serves as a member of the board of directors and is a co-founder of Nutriband Inc. Mr. Melnik has previously served as our chief financial officer and a director since January 2016. Mr. Melnik has been involved in general business consulting for companies in the U.S. financial markets and setting up a legal and financial framework for operations of foreign companies in the U.S. Mr. Melnik advised UNR Holdings, Inc. with regard to the initiation of the trading of its stock in the over-the-counter markets in the U.S. and has provided general advice with respect to the U.S. financial markets for companies located in the U.S. and abroad. From February 2003 to May 2005, he was the Chief Operations Officer and a Board member of Asconi Corporation, Winter Park, Florida, with regard to restructuring the company and listing it on the American Stock Exchange. Mr. Melnik from June 1995 to December 1996 was a lawyer in the Department of Foreign Affairs, JSC Bank “Inteprinzbanca,”, Chisinau, Moldova, and prior thereto practiced law in Moldova in various positions. Mr. Melnik is fluent in Russian, Romanian, English and Spanish.

Sergei Glinka, an investor in our April 19, 2024 private offshore financing, joined our Board of Directors on May 15, 2024. Mr. Glinka has been the Commercial Manager of TG Biochemicals Limited, Cyprus, since 2019. He has been a shareholder and member of the Board of GST Investments OÜ, Estonia since 2019. From 2000 to 2019, Mr. Glinka was a shareholder and member of the Board of Transgroup Invest AS. Commencing in 1973 Mr. Glinka attended secondary school in Moldova, graduating in 1981, and graduated from the Tallinn Merchant Marine School, Estonia, in 1986.

Mark Hamilton, an independent director since July 2018, is an experienced director-level professional who joined global consulting firm, Korn Ferry, in 2020 as a Managing Consultant. Prior to moving into organizational consulting, Mark qualified as a Chartered Accountant in global advisory firm, BDO, where he spent 12 years advising some of Ireland’s most successful businesses. His work originated in corporate finance/corporate recovery and more recently, he spent 5 years leading BDO’s client management and sales function, as Head of Business Development.

Mr. Hamilton is a Member of the Association of Chartered Accountants (ACA), since 2012. Mr. Hamilton’s accounting/consulting background and experience in corporate finance, restructuring, sales and talent assists us in his role as an independent Board member and Committee Chair. Mr. Hamilton has a very strong presence in the business community across jurisdictions, along with an accomplished track record in project management and business development. Educated at Terenure College, Mark went on to study a B.Sc. degree in Business & Management at Dublin Institute of Technology and subsequently received First Class Honours in his postgraduate degree, for which he specialized in Accountancy in 2009. In addition to his ACA qualification, Mark has also recently completed a diploma in Corporate Governance and is now a member of the Corporate Governance Institute which will assist him in his role as Independent Director, alongside his recent approval by the Central Bank of Ireland to act as an Independent Director to regulated entities.

Radu Bujoreanu has been a director since June 2019. Mr. Bujoreanu is a real estate agent and investor since 2019 and currently he is with Samson Properties LLC. Mr. Bujoreanu has been the owner and executive director of Consular Assistance, Inc., which provided assistance in obtaining visas, travel documents, other national and foreign documents and related services from December 2002 to December 2020. From 2003 to 2005 he served as an independent director and member of the Board of Directors of Asconi Corporation. From August 1999 to August 2002 Mr. Bujoreanu worked as a consular officer at the Embassy of the Republic of Moldova to the United States. Before that from May 1994 to August 1999 he was Chief of Bilateral Treaties section in the International Law and Treaties Department of the Ministry of Foreign Affairs of the Republic of Moldova. Mr. Bujoreanu received a bachelor’s degree in international public law from the University of Moldova.

Dr. Stefani Mancas graduated Summa cum Laude from the Military Navy College in Constanta, Romania. After attending the faculty of Cybernetics from the Academy of Economic Studies in Bucharest, Stefani transferred to University of Central Florida, and graduated with a dual B.Sc. in Mathematics/Aerospace Engineering, a master’s degree in applied mathematics, and a Ph.D. in mathematical sciences from the Department of Mathematics. The Ph.D. dissertation topic was “Dissipative solitons in the cubic-quintic complex Ginzburg-Landau equation: Bifurcations and Spatiotemporal Structure”, for which Stefani received the UCF Outstanding Dissertation Award.

Currently, Stefani is a tenured full Professor, and a researcher in the Department of Mathematics at Embry-Riddle Aeronautical University in Daytona Beach, Florida. Stefani’s research areas deal with finding analytical solutions to nonlinear dissipative equations that can be reduced through Darboux transformations to Riccati or Abel equations. The main focus is on Schrödinger equation, for which Stefani is using methods based on factorization, and variational formulation together with ansatz reduction with global minimizers of objective functions, applied to supersymmetric quantum mechanics. Another important area of interest is the theory of elliptic functions with applications to nonlinear optics, soliton theory, general relativity, as well as optimization of the blockchain, and quantum cryptography.

Irina Gram was elected as a director of the Company at the January 21, 2022 stockholders meeting. Irina is a Senior Financial Analyst at Thales IFEC, Melbourne, Florida. There she is responsible for financial planning, analysis and risk and opportunities reviews of multiple development and customer programs. From 2016 to 2017, she was a Project Engineering Coordinator at Thales IFEC, where she executed budgeting and forecasting activities with a specialized focus on SFRD spending, interfaced with engineering team to monitor and report the performance of the financial impact of projects.

Employee Director Compensation Table

The table below shows the cash fees paid to our directors in connection with their service on our board of directors, and the stock option awards granted, during the fiscal year ended January 31, 2025.

DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Mark Hamilton	$5,000	$59,664	—	—	—	—	64,664
Radu Bujoreanu	$5,000	$55,444	—	—	—	—	60,444
Stefani Mancas	$5,000	$49,116	—	—	—	—	54,116
Irina Gram	$5,000	$—	—	—	—	—	5,000

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Gareth Sheridan serves as Chief Executive Officer, and Serguei Melnik serves as our Chairman and President. Our Chairman leads the Board of Directors in its discussions and has such other duties as are prescribed by the Board. As Chief Executive Officer, Mr. Sheridan is responsible for implementing the Company’s strategic and operating objectives and day-to-day decision-making related to such implementation.

The Board of Directors currently has three standing committees (audit, compensation, and nominating and corporate governance) that are chaired and composed entirely of directors who are independent under Nasdaq and rules of the Securities and Exchange Commission (“SEC”). Given the role and scope of authority of these committees, and that a majority of the members of the Board are independent, the Board of Directors believes that its leadership structure is appropriate. We select directors as members of these committees with the expectation that they will be free of relationships that might interfere with the exercise of independent judgement.

Our Board of Directors is our Company’s ultimate management team, which is charged with the conduct of our business. Our Board of Directors also works with senior management and oversees its performance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is determined by our board of directors, subject to the terms of our Articles of incorporation and bylaws. Our board of directors currently consists of seven members, five of which are independent directors.

Meetings

Our Board of Directors held three meetings and acted by written consent eight times during fiscal 2025.

Committees of the Board of Directors

The board of directors has created three committees — the audit committee, the compensation committee and the nominating and corporate governance committee. Each of the committees has a charter which meets the Nasdaq Stock Market requirements and is composed of three independent directors.

Audit Committee

The audit committee is comprised of Mr. Hamilton, as chairman, Mr. Bujoreanu and Ms. Gram. We believe that Mark Hamilton qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market. The audit committee oversees, reviews, acts on and reports on various auditing and accounting matters to the board, including: the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, the performance of our independent accountants and our accounting practices, all as set forth in our audit committee charter. The Audit Committee met three times in fiscal 2025.

Report of the Audit Committee

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

•        has reviewed and discussed with management the audited financial statements for the year ended January 31, 2025;

•        has discussed with Sadler, Gibb & Associates, LLC, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•        has received the written disclosures and the letter from Sadler, Gibb & Associates, LLC required by PCAOB Rule 3526, as modified or supplemented, and has discussed with Sadler, Gibb & Associates, LLC, the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended January 31, 2025, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of Sadler, Gibb & Associates, LLC as our independent registered public accountants for 2026.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.`

(Chairman)

Compensation Committee

The compensation committee is comprised of Ms. Gram, as chairperson, Mr. Bujoreanu and Dr. Mancas. The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally as set forth in the audit committee charter. If so authorized by the board, the compensation committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The compensation committee will not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee will consult with the chief executive officer, who may make recommendations to the compensation committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss with the chief executive officer and other responsible officers the compensation policies for employees who are not officers. The compensation committee has the responsibilities and authority relating to the retention, compensation, oversight and funding of compensation consultants, legal counsel and other compensation advisers. The compensation committee members will consider the independence of such advisors before selecting or receiving advice from such advisors. The compensation committee met three times in fiscal 2025.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, which is comprised of Dr. Mancas, as chairman, Mr. Hamilton and Mr. Bujoreanu, will identify, evaluate and recommend qualified nominees to serve on our board; develop and oversee our internal corporate governance processes, and maintain a management succession plan. The nominating and corporate governance committee met three times in fiscal 2025.

Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Compensation Committee of our Board is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee of our Board oversees management of financial risks, under its charter it is to meet periodically and at least four times per year with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled. The Nominating and Corporate Governance Committee of our Board is responsible for management of risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is informed about such risks.

Independent Directors

Five of our directors, Sergei Glinka, Mark Hamilton, Radu Bujoreanu, Stefani Mancas and Irina Gram are independent directors based on the NASDAQ definition of independent director.

Family Relationships

There are no family relationships among our directors and executive officers.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer who serves on our Board or compensation committee. No member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

Review and approval of related party transactions

Our related parties include our directors, director nominees, executive officers, holders of more than five percent of the outstanding shares of our common stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are participants to determine whether such related persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related party are disclosed in the appropriate SEC filing. In addition, the Audit Committee reviews and approves any related party transaction that is required to be disclosed. Set forth above is information concerning transactions with our related parties that is required to be disclosed under SEC rules.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers which require us to indemnify such individuals to the fullest extent permitted by Delaware law. Our indemnification obligations under such agreements are not limited in amount or duration. Certain costs incurred in connection with such indemnities may be recovered under certain circumstances under various insurance policies. Given that the amount of any potential liabilities related to such indemnities cannot be determined until a lawsuit has been filed against a director or executive officer, we are unable to determine the maximum amount of losses that we could incur relating to such indemnities. Historically, any amounts payable pursuant to such director and officer indemnities have not had a material negative effect on our business, financial condition or results of operations.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. Dr. Smith, Dr. Patrick, Mr. Bujoreanu, and Ms. Gram have not filed their Form 3 reports.

PROPOSAL TWO — RATIFICATION OF AUDITORS

Our Board selected Sadler, Gibb & Associates, LLC as the independent auditor to perform the audit of our consolidated financial statements for 2025. Sadler, Gibb & Associates, LLC is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of Sadler, Gibb & Associates, LLC as our independent auditor for fiscal 2026. Although not required by law or our Bylaws, our Board of Directors is submitting the selection of Sadler, Gibb & Associates, LLC to our stockholders for ratification as a matter of good corporate practice. A representative of Sadler, Gibb & Associates, LLC is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

The shares represented by properly executed proxies will be voted for ratification of the appointment of Sadler, Gibb & Associates, LLC as independent accountants for the fiscal year ending January 31, 2026. The Company is advised by said firm that neither the firm nor any of its members now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF AND RATIFIES THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS INDEPENDENT REGISTERERD PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2025.

The fees billed for professional services by Sadler, Gibb & Associates, LLC for the fiscal years ended January 31, 2025 and 2024 were:

	Year Ended January 31,
	2025	2024
Audit fees	$136,150	$106,340
Audit – related fees	—	—
Tax fees	—	—
All other fees	$—	$—

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements included in Form 10-K and review of financial statements included in Forms 10-Q, and for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning rendered by the principal accountant. 100% of the two types of services set forth above were approved by the Audit Committee in accordance with its charter.

Executive Compensation

The table below shows the compensation for services in all capacities we paid during the years ended January 31, 2025 and 2024 to the individuals serving as our principal executive officers during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”);

Name and Principal Position	Year	Salary $	Bonus Awards $	Stock Awards $	Option/ Awards(1) $	Incentive Plan Compensation $	Nonqualified Deferred Earnings $	All Other Compensation $	Total $
Gareth Sheridan,	2025	150,000	—	—	203,368	—	—	5,000	358,368
CEO(1)	2024	150,000	—	38,000	82,110	—	—	25,000	285,110
Serguei Melnik	2025	150,000	—	—	203,368	—	—	5,000	358,368
President	2024	150,000	—	—	82,110	—	—	25,000	257,110
Alan Smith	2025	154,000	—	—	142,004	—	—	5,000	301,004
Chief Operating Officer	2024	154,000	—	—	42,720	—	—	5,000	201,720
Gerald Goodman	2025	110,000	—	—	147,584	—	—	5,000	262,584
Chief Financial Officer	2024	110,000	—	—	52,866	—	—	30,000	192,866

____________

(1)

	Directors Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation’ ($) (e)	Change in Pension Value and NonQualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Mark Hamilton	$5,000	$—	$59,664	$—	$—	$—	$64,664
Radu Bujoreanu	$5,000	$—	$55,444	$—	$—	$—	$60,444
Stefani Mancas	$5,000	$—	$49,116	$—	$—	$—	$54,116
Irina Gram	$5,000	$—	$—	$—	$—	$—	$5,000

Issuance of Stock Options

1.      The following table sets forth issuances of stock options expiring March 20, 2027 to certain officers and directors on March 20, 2024.

Date of Grant	Title and Amount(1)	Option Holder	Exercise Price
March 20, 2024	Option to purchase 97,500 shares of common stock.	Gareth Sheridan, Chief Executive Officer	$2.62 per share/NA
March 20, 2024	Option to purchase 97,500 shares of common stock.	Serguei Melnik, President	$2.62 per share/NA
March 20, 2024	Option to purchase 75,000 shares of common stock.	Gerald Goodman, Chief Financial Officer	$2.37 per share/NA

Date of Grant	Title and Amount(1)	Option Holder	Exercise Price
March 20, 2024	Option to purchase 70,000 shares of common stock.	Alan Smith, Chief Operating Officer	$2.37 per share/NA
March 20, 2024	Option to purchase 25,000 shares of common stock.	Jeff Patrick, Chief Scientific Officer	$2.37 per share/NA
March 20, 2024	Option to purchase 12,500 shares of common stock.	Dianna Mather	$2.37 per share/NA
March 20, 2024	Option to purchase 12,500	Oleg Buria, consultant	$2.37 per share/NA

2.      The following table sets forth issuances of stock options expiring January 23, 2028 to certain officers and directors on January 23, 2025.

Date of Grant	Title and Amount(1)	Option Holder	Exercise Price
January 23, 2025	Option to purchase 29,333 shares of common stock.	Gareth Sheridan, Chief Executive Officer	$8.07 per share/NA
January 23, 2025	Option to purchase 29,333 shares of common stock.	Serguei Melnik, President	$8.07 per share/NA
January 23, 2025	Option to purchase 17,667 shares of common stock.	Gerald Goodman, Chief Financial Officer	$7.34 per share/NA
January 23, 2025	Option to purchase 17,667 shares of common stock.	Alan Smith, Chief Operating Officer	$7.34 per share/NA
January 23, 2025	Option to purchase 17,667 shares of common stock.	Jeff Patrick, Chief Scientific Officer	$7.34 per share/NA
January 23, 2025	Option to purchase 17,667 shares of common stock.	Dianna Mather, Chief Accountant	$7.34 per share/NA
January 23, 2025	Option to purchase 13,583 shares of common stock	Stefani Mancas, Director	$7.34 per share/NA
January 23, 2025	Option to purchase 15,333 shares of common stock.	Radu Bujoreanu, Director	$7.34 per share/NA
January 23, 2025	Option to purchase 17,667 shares of common stock	Patrick Ryan, Consultant	$7.34 per share/NA
January 23, 2025	Option to purchase 16,500 shares of common stock	Mark Hamilton, Director	$7.34 per share/NA

Investment by Director in the Company’s Private Equity Placement in Europe

On April 19, 2024, Sergei Glinka, who was elected to our Board of Directors on May 15, 2024, invested $3,300,000 in the Company’s $8,400,000 private equity financing with European investors. The offering consisted of 2,100,000 units (“Units”), at a price of $4.00 per Unit, each Unit consisting of one share of common stock and a Warrant to purchase two Shares of common stock (the “Warrants”). For his investment Mr. Glinka received 825,000 shares of common stock and Warrants to purchase 1,650,000 shares of common stock. The Warrants have an exercise price of $6.43, are exercisable by payment of the exercise price in cash only and expire April 19, 2029, five years from the date of issuance. The offering was made solely to investors resident outside the United States and was not registered under the Securities Act pursuant to the exemptions from registration provided in the SEC’s Regulation S and other exemptions under the Securities Act.

Employment Agreements with Company Officers

The Company entered into a three-year employment agreement with Gareth Sheridan, our CEO, and Serguei Melnik, our President, effective February 1, 2022. The agreement also provides that the executives will continue as a director. The agreement provides for an initial term, commencing on the effective date of the agreement and ending on January 31, 2025, and continuing on a year-to-year basis thereafter unless terminated by either party on not less than 30 days’ notice given prior to the expiration of the initial term or any one-year extension. For their services to the Company during the term of the agreement, Mr. Sheridan and Mr. Melnik will receive an annual salary of $250,000 per annum, commencing on the effective date of the agreement. Mr. Sheridan and Mr. Melnik will also receive a performance bonus of 3.5% of net income before income taxes. As of July 31, 2022, the Company and Mr. Sheridan and Mr. Melnik mutually agreed to reduce their annual salary to $150,000.

Net Operating Profit Before Income Taxes	Performance Bonus
On the First $10 Million	3.5%
On the Next $40 Million	3.5%
On the Next $50 Million	3.0%
On all Amounts Over $100 Million	2.5%

Each of the Employment Agreements contains similar provisions for discharge for “cause”, including breach of the Employment Agreement or specified detrimental conduct by the employee, in which cases accrued compensation would payable as provided in the Employment Agreements. The Agreements also provide for termination by the executives for “good reason”, comprising events such as breach of the Agreement by the Company, assignment of duties inconsistent with the Executive’s position, , or in the event of a change in control of the Company. In the event of a termination by the Company without cause, or by the executive for “good reason”, the Company is required to pay to the Executive in a lump sum in cash within 30 days after the date of termination the aggregate of the following amounts:

A.     the sum of (1) the executive’s annual minimum salary through the date of termination to the extent not theretofore paid, (2) any annual incentive payment earned by the executive for a prior period to the extent not theretofore paid and not theretofore deferred, (3) any annual performance bonus payment earned by the executive for a prior period to the extent not theretofore paid and not theretofore deferred, (4) any accrued and unused vacation pay and (5) any business expenses incurred by the executive that are unreimbursed as of the date of termination;5

B.      The product of (1) the performance bonus payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365;

C.     the amount equal to the sum of (1) three (3) times the executive’s annual minimum salary; (2) one (1) times the performance bonus payment and (3) one (1) times the incentive payment;

D.     In the event executive is not fully vested in any retirement benefits with the Company from pension, profit sharing or any other qualified or non-qualified retirement plan, the difference between the amounts executive would have been paid if he or she had been vested on the date his/her employment was terminated and the amounts paid or owed to the executive pursuant to such retirement plans;

E.      The product of (1) the incentive payment and (2) a fraction, the numerator of which is the number of days that have elapsed in the fiscal year of the Company in which the date of termination occurs as of the date of termination, and the denominator of which is 365; and

F.      If applicable, the present value of the amount equal to the sum of five (5) years’ Performance Bonus pay with such amount being calculated based on the Performance Bonus paid to the Employee the year prior to Termination.

In addition, all stock options and warrants outstanding as of the date of termination and held by the executive shall vest in full and become immediately exercisable for the remainder of their full term; all restricted stock shall no longer be restricted to the extent permitted by law, and the Company will use its best efforts, at its sole cost to register such restricted stock as expeditiously as possible.

Gross-up Reimbursement on Excise Taxes Paid by Employee on Certain Payments received from Company

The Employment Agreements of Mr. Sheridan and Mr. Melnik provide that, to the extent any payment under the Employment Agreement to the executive is subject to the excise tax imposed by section 4999 of the Internal Revenue Code, the executive is entitled to a gross-up payment from the Company to reimburse the executive for additional federal, state and local taxes imposed on executive by reason of the excise tax and the Company’s payment of the initial taxes on such amount. The Company is also required to bear the costs and expenses of any proceeding with any taxing authority in connection with the imposition of any such excise tax.

Pension Benefits

We currently have no plans that provide for payments or other benefits at, following, or in connection with retirement of our officers.

PROPOSAL THREE — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (the “Say-on-Pay”) vote.

Our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The Say-on-Pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of holders of shares of stock having a majority of the votes cast by the holders of the shares present or represented and voting at the Annual Meeting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions are not votes cast and will have no effect on the foregoing vote. Broker non-votes are not votes cast and therefore will not affect the outcome of this Proposal.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Accordingly, the Board unanimously recommends that stockholders approve the following advisory resolution at the annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Nutriband Inc., as disclosed pursuant to the rules of the Securities and Exchange Commission compensation tables and related narrative discussion, is hereby APPROVED.”

Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL FOUR — ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

Our Board at this time recommends that stockholders vote for future advisory votes on executive compensation to occur every year. We believe that annual say-on-pay votes are generally considered a corporate governance best practice and align with the voting policies and recommendations of leading institutional investors and proxy advisors.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: 1 year, 2 years, 3 years, or to abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS THAT YOU VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

PRINCIPAL STOCKHOLDERS

The following table provides information concerning the beneficial ownership of the Company’s common Stock by each director, certain executive officers, by all directors and officers of the Company as a group as of December 17, 2025 In addition, the table provides information concerning the current beneficial owners, if any, known to the Company to hold more than five percent (5%) of the outstanding common stock of the Company.

The amounts and percentage of stock beneficially owned are reported based on regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after December 17, 2025. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which he has no economic interest. The percentage of common stock beneficially owned is based on [    ] shares of common stock outstanding as of December 17, 2025.

NAME	DIRECT	TOTAL DERIVATIVE	TOTAL BENEFICIAL	PERCENT OF O//T
Gareth Sheridan*	1,761,667	251,000	2,012,667	16.20%
Serguei Melnik*(2)	939,418	156,000	1,095,418	8.88%
Stefani Mancas*	17,000	40,083	57,083	0.47%
Mark Hamilton*	13,959	43,000	56,959	0.47%
Radu Buijoreanu*	15,750	44,833	60,583	0.50%
Irina Gram	1,167	26,500	27,667	0.23%
Jeff Patrick*	36,612	277,667	314,279	2.52%
Alan Smith	36,908	172,667	209,575	1.70%
Gerald Goodman*(3)	86,335	185,500	271,835	2.20%
Serguei Glinka(5)	1,119,041	1,483,580	2,602,621	19.06%
All Officers and Directors	4,027,857	2,680,830	6,708,687	52.21%
Vitalie Botgros(4):	3,219,521	2,018,228	5,237,749	36.90%

____________

*        Less than One (1%) Percent.

(1)      The address for each director and officer, unless indicated otherwise, is c/o Nutriband, Inc., 121 South Orange Ave., Suite 1500, Orlando, FL 32801.

(2)      Includes 29,167 shares owned by Mr. Melnik’s wife, as to which Mr. Melnik disclaims beneficial ownership, and 58,334 shares held under the UGMA for the benefit of his minor children.

(3)      Gerald Goodman holds 86,335 shares directly and has been granted three-year options under the Company’s 2021 Employee Stock Option Plan to purchase an aggregate of 185,500 shares of common stock at exercise prices ranging from $1.93 per share to $7.34 per share.

(4)      Mr. Vitali Botgros, to the knowledge of the Company based on a his Schedule 13-D filing on September 19, 2024, and further information provided by Mr. Botgros, is the ultimate beneficial owner of 1,914,379 shares of common stock held by TII Jet Services Ltd., a Portugal corporation; Nociata Holding Limited, a Cyprus company; and Kindy Services Ltd., a British Virgin Islands company, all owned 100% Mr. Botgros. Mr. Botgros’ address is c/o Nociata Holding Limited, 1Apriliou, 47 Demetriou Bldg., 2,1st Floor, Flat/Office 12, 3117 Limassol, Cyprus.

(5)      Mr. Glinka purchased 825,000 shares of common stock and 1,650,000 warrants in Nutriband’s equity financing that was completed April 19, 2024. Mr. Glinka’s address is 13 Morfu Str., Matina Court FL 402, 3012 Limassol, Cyprus. The Company has no further information as to additional shares of common stock, if any, held by Mr. Glinka.

To our knowledge, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Independent Directors

Five of our directors, Sergei Glinka, Mark Hamilton, Radu Bujoreanu, Stefani Mancas and Irina Gram are independent directors based on the NASDAQ definition of independent director.

Issuance of Stock Options

The following table sets forth issuance of stock options to certain officers and directors on March 20, 2024.

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
March 20, 2024	Option to purchase 97,500 shares of common stock.	Gareth Sheridan, Chief Executive Officer	NA	$2.61 per share/NA
March 20, 2024	Option to purchase 97,500 shares of common stock.	Serguei Melnik, President	NA	$2.61 per share/NA
March 20, 2024	Option to purchase 75,000 shares of common stock.	Gerald Goodman, Chief Financial Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 70,000 shares of common stock.	Alan Smith, Chief Operating Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 25,000 shares of common stock.	Jeff Patrick, Chief Scientific Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 12,500 shares of common stock.	Dianna Mather	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 12,500	Oleg Buria, consultant	NA	$2.37 per share/NA

Investment by Director in the Company’s Private Equity Placement in Europe

On April 19, 2024, Sergei Glinka, who was elected to our Board of Directors on May 15, 2024, invested $3,300,000 in the Company’s $8,400,000 private equity financing with European investors. The offering consisted of 2,100,000 units (“Units”), at a price of $4.00 per Unit, each Unit consisting of one share of common stock and a Warrant to purchase two Shares of common stock (the “Warrants”). For his investment Mr. Glinka received 825,000 shares of common stock and Warrants to purchase 1,650,000 shares of common stock. The Warrants have an exercise price of $6.43, are exercisable by payment of the exercise price in cash only and expire April 19, 2029, five years from the date of issuance. The offering was made solely to investors resident outside the United States and was not registered under the Securities Act pursuant to the exemptions from registration provided in the SEC’s Regulation S and other exemptions under the Securities Act.

Our Executive Officers

Set forth below is certain information with respect to our executive officers:

Name	Age	Position
Gareth Sheridan	35	Chief Executive Officer and director
Serguei Melnik	52	Chairman of the Board, President and Secretary
Gerald Goodman	77	Chief Financial Officer
Alan Smith, Ph.D.	58	Chief Operating Officer and President of 4P Therapeutics
Jeff Patrick, Pharm.D.	55	Chief Scientific Officer

Gareth Sheridan, our founder, has been chief executive officer and a director since our organization in 2016. In 2012, Mr. Sheridan founded Nutriband Ltd., an Irish company which we acquired in 2016. Mr. Sheridan was named Ireland’s ‘Young Entrepreneur of the Year’ in 2014 in the National Bank of Ireland Startup Awards for establishing Nutriband Ltd. Mr. Sheridan has further business awards from S. Dublin’s Best Young Entrepreneur and Nutriband Ltd as S. Dublin’s Best Startup Company. Mr. Sheridan has also worked as a Business Mentor with 100 Minds, a social enterprise founded in 2013, that brings together some of Ireland’s top college students and connects them with one cause to achieve large charitable goals in a short space of time. Mr. Sheridan is also a past Nissan Generation Next Ambassador, receiving the acknowledgement in 2015 by Nissan Ireland as one of Ireland’s future generational leaders. In 2019 Mr. Sheridan served on the Board of the St. James Hospital foundation, the charitable foundation for Ireland’s largest public hospital. Mr. Sheridan received a B.Sc. in Business and Management from Dublin Institute of Technology in 2012 where he concentrated on international economics, venture creation and entrepreneurship.

Serguei Melnik, who was elected by the Board as President on October 8, 2021, serves as a member of the board of directors and is a co-founder of Nutriband Inc. Mr. Melnik has previously served as our chief financial officer and a director since January 2016. Mr. Melnik has been involved in general business consulting for companies in the U.S. financial markets and setting up a legal and financial framework for operations of foreign companies in the U.S. Mr. Melnik advised UNR Holdings, Inc. with regard to the initiation of the trading of its stock in the over-the-counter markets in the U.S. and has provided general advice with respect to the U.S. financial markets for companies located in the U.S. and abroad. From February 2003 to May 2005, he was the Chief Operations Officer and a Board member of Asconi Corporation, Winter Park, Florida, with regard to restructuring the company and listing it on the American Stock Exchange. Mr. Melnik from June 1995 to December 1996 was a lawyer in the Department of Foreign Affairs, JSC Bank “Inteprinzbanca,”, Chisinau, Moldova, and prior thereto practiced law in Moldova in various positions. Mr. Melnik is fluent in Russian, Romanian, English and Spanish.

Gerald Goodman has been our chief accounting officer since July 31, 2018 and was elected our Chief Financial Officer on November 12, 2020. Mr. Goodman is a certified public accountant and, since 2014, has practiced with his own firm, Gerald Goodman CPA P.C. From January 1, 2010 until December 31, 2014, Mr. Goodman practiced with Madsen & Associates, CPA’s Inc., Murray, Utah, and was a non-equity partner and managed the firm’s SEC practice. Mr. Goodman is a director of Lifestyle Medical Network, Inc., which provides management services to healthcare providers. From 1971 to 2010, Mr. Goodman was a partner in the accounting firm of Wiener, Goodman & Company P.C. Mr. Goodman is a 1970 graduate of Pennsylvania State University where he received a B.S. Degree in Accounting.

Alan Smith, Ph.D., serves as Chief Operating Officer of Nutriband and President of 4P Therapeutics, a wholly owned subsidiary of Nutriband. He joined the Company after Nutriband acquired 4P Therapeutics in 2018. Dr. Smith co-founded 4P Therapeutics in 2011 to develop drug-device and biologic-device combination products to meet the needs of patients, physicians, and payers, and was Vice President, Clinical, Regulatory, Quality and Operations at the time of the acquisition. Dr. Smith is co-inventor of the Company’s Aversa™ abuse deterrent transdermal system technology. Dr. Smith has over 20 years of experience in the research and development of drug and biologic delivery systems, diagnostics and medical devices for treatment and management of chronic pain, diabetes, and cardiovascular disease. Previously, he was with Altea Therapeutics, a venture capital funded company focused on novel transdermal drug and biologic delivery, most recently serving as Vice President, Product Development and Head of Clinical R&D, Regulatory Affairs, and Project Management. Prior to joining Altea Therapeutics, he led the development of transdermal glucose monitoring systems at SpectRx, Inc., a publicly traded noninvasive diagnostics company. Dr. Smith received Ph.D. and M.S. degrees in Biomedical Engineering from Rutgers University and the University of Medicine and Dentistry of New Jersey. He currently serves on the Editorial Advisory Board of Expert Opinion on Drug Delivery.

Jeff Patrick Pharm.D. currently serves as Director of Drug Development Institute at the Ohio State University Comprehensive Cancer Center. Dr. Patrick most recently serving as Chief Scientific Officer for New Haven Pharmaceuticals. Prior roles included global vice president of professional affairs at Mallinckrodt Pharmaceuticals, Inc.; and roles with ascending responsibilities at Dyax, Myogen/Gilead, Actelion and Sanofi-Synthelabo, Inc. Dr. Patrick is a residency-trained clinical pharmacist with approximately 20 years of pharmaceutical industry experience. He brings expertise in executive leadership, scientific and medical strategy, drug development and commercialization to the company. Prior to pursuing a career in research and development, Patrick was an ambulatory care clinical pharmacist at the University of Tennessee Medical Center and a clinical assistant professor of pharmacy at the University of Tennessee College of Pharmacy, where he earned his doctorate in pharmacy. He also completed the Wharton School of Business Pharmaceutical Executive Program. Dr. Patrick works for us on a part-time basis.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name (a)	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Options Exercise Price ($) (e)	Options Expiration Date ($) (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That ($) (j)
Gareth Sheridan, CEO	70,000	—	—	$2.12	26-Oct-26	—	—	—	—
	97,500	—	—	$2.62	19-Mar-27	—	—	—	—
	29,333	—	—	$8.07	23-Jan-28	—	—	—	—
	54,167	—	—	$6.84	20-Aug-28	—	—	—	—
Serguei Melnik, President	72,500	—	—	$2.62	19-Mar-27	—	—	—	—
	29,333	—	—	$8.07	23-Jan-28	—	—	—	—
	54,167	—	—	$6.84	20-Aug-28	—	—	—	—
Alan Smith, COO	40,000	—	—	$1.93	26-Oct-26	—	—	—	—
	70,000	—	—	$2.37	19-Mar-27	—	—	—	—
	17,667	—	—	$7.34	23-Jan-28	—	—	—	—
	45,000	—	—	$6.22	20-Aug-28	—	—	—	—
Gerald Goodman, CFO	49,500	—	—	$1.93	26-Oct-26	—	—	—	—
	75,000	—	—	$2.37	19-Mar-27	—	—	—	—
	17,667	—	—	$7.34	23-Jan-28	—	—	—	—
	43,333	—	—	$6.22	20-Aug-28	—	—	—	—

Bonuses

Any bonuses granted in the future will relate to meeting certain performance criteria that are directly related to areas within the named executive’s responsibilities with the Company. As we continue to grow, more defined bonus programs may be established to attract and retain our employees at all levels.

Other Director Compensation

There are no agreements or arrangements by which any directors or nominees are to receive compensation or other payments from third parties in return for serving on the Board of Directors.

Pension Benefits

We currently have no plans that provide for payments or other benefits at, following, or in connection with retirement of our officers.

The following table sets issuance of stock options issued to officers and directors on January 23, 2025.

Date	Title and Amount (1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
1/23/2025	Three Year Option to Purchase 17,667 shares of Common Stock at an exercise price of $7.34 per share.	Gerald Goodman	NA	$129,675.78/NA
1/23/2025	Three Year Option to Purchase 17,667 shares of common stock at an exercise price of $7.34 per share.	Alan Smith	NA	$129,675.78/NA
1/23/2025	Three Year Option to Purchase 17,667 shares of common stock at an exercise price of $7.34 per share.	Dianna Mather	NA	$129,675.78/NA
1/23/2025	Three Year Option to Purchase 17,667 shares of common stock at an exercise price of $7.34 per share.	Mike Myer	NA	$129,675.78/NA
1/23/2025	Three Year Option to Purchase 13,583 shares of common stock at an exercise price of $7.34 per share.	Stefani Mancas	NA	$99,699.22/NA
1/23/2025	Three Year Option to Purchase 15,333 shares of common stock at an exercise price of $7.34 per share.	Radu Bujoreanu	NA	$112,544.22/NA
1/23/2025	Three Year Option to Purchase 11,833 shares of common stock at an exercise price of $7.34 per share.	Vselovod Grigore	NA	$86,854.22/NA
1/23/2025	Three Year Option to Purchase 17,667 shares of common stock at an exercise price of $7.34 per share.	Tyler Overk		$129,675.78/NA
1/23/2025	Three Year Option to Purchase 29,333 shares of common stock at an exercise price of $8.07 per share.	Gareth Sheridan	NA	$236,717.31/NA
1/23/2025	Three Year Option to Purchase 29,333 shares of common stock at an exercise price of $8.07 per share.	Serguei Melnik	NA	$236,717.31/NA
1/23/2025	Three Year Option to Purchase 17,667 shares of common stock at an exercise price of $7.34 per share.	Jeff Patrick	NA	$129,675.78/NA
1/23/2025	Three Year Option to Purchase 17,667 shares of common stock at an exercise price of $7.34 per share.	Patrick Ryan	NA	$129,675.78/NA
1/23/2025	Three Year Option to Purchase 16,500 shares of common stock at an exercise price of $7.34 per share	Mark Hamilton	NA	$121,110.00/NA

APPROVAL OF INCREASE IN THE NUMBER OF SHARES OF PREFERRED STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE

Insert discussion of approval of amendment of Articles of Incorporation to authorize increase in number of shares of preferred stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” SUCH
APPROVAL.

ANNUAL REPORTS

The Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025, including financial statements as filed with the SEC, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

A copy of this Proxy Statement and the Company’s Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended January 31, 2025, filed with the SEC on April 28, 2025, will be provided without charge upon the written request of shareholders to Nutriband Inc., 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. This Proxy Statement is also available on our website at HTTPS://Nutriband.com/proxy. Information on our website does not constitute part of this Proxy Statement.

Forward-Looking Statements

This Proxy Statement may include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Securities Exchange Act and other federal securities laws. All statements other than statements of historical or current facts, including statements regarding our strategy, outlook, operations, prospects, aspirational purpose, causes, values, and related commitments, goals or targets, other initiatives, plans, targets, objectives or goals are forward-looking. We use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. These forward-looking statements are based on current expectations and are subject to risks and uncertainties. Nutriband undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the Russia-Ukraine conflict and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, competitive and technological factors, inflation, among others, which are set forth in the “Risk Factors” of Part I, Item 1A, to the Company’s Annual Report on Form 10-K for the year ended January 31, 2024 and in subsequent reports filed with the SEC, which are available at http://www.sec.gov. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

SHAREHOLDER PROPOSALS

Stockholders Proposals for the fiscal 2026 Annual Meeting

The Company expects its next annual meeting to occur in January 2027. Accordingly, stockholder proposals intended to be presented at the Company’s fiscal 2027 Annual Meeting must be received by the Company no later than Friday, October 1, 2026 (pursuant to Rule 14a-8 of the Exchange Act, this deadline is a reasonable time before we expect to mail proxy statements for our fiscal 2027 Annual Meeting to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting). Proposals should be addressed to the Office of the Company, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2027 Annual Meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given a reasonable time before we expect to mail proxy statements for our 2027 Annual Meeting. Accordingly, with respect to the Company’s 2027 Annual Meeting of stockholders, notice must be provided to the Office of the Secretary, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801, no later than October , 2026 If a stockholder fails to provide timely notice of a proposal to be presented at the fiscal 2026 Annual Meeting, the chair of the meeting will declare it out of order and disregard any such matter.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Mail can be addressed to Directors in care of the Office of the Secretary 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. Routine correspondence will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

PROXY SOLICITATION

The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Gareth Sheridan

Chief Executive Officer

December 19, 2025

Orlando, Florida

ANNEX A

NUTRIBAND INC.

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF SHAES OF PREFERRED STOCK AUTHORIZED FOR ISSUANCE

Our authorized capital stock consists of 10,000,000 shares of preferred stock, par value $0.001 per share, none of which have been issued, and 291,666,666 shares of common stock, par value $0.001 per share. Holders of our common stock are entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock can elect all of our directors. The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of the common stock is entitled to share equally in our assets.

On July 9, 2025, our Board of Directors approved an amendment to the Articles of Incorporation of the Company authorizing the Series A Convertible Preferred Stock, which is non-voting. Each share of Series A Preferred Stock will be eligible for conversion into one share of common stock following the date of the approval for commercial sale by the Federal Drug Administration of the Company’s transdermal pharmaceutical products that are based on our AVERSA™ abuse deterrent transdermal technology, and we have both completed registration of the shares of Series A Preferred Stock with the SEC and listed such shares for trading on Nasdaq.

Due to utilization of shares of Convertible Preferred Stock in the stock dividend, and the authorization of an excess of Series A Convertible Preferred Stock in case requirements arose in connection with the stock dividend in the future for this Series, there may be a requirement for additional shares of this series to be available, although we cannot indicate at this time any need for the additional Series A shares to be issued for any purpose.

We have approved and are seeking the approval for an additional 10,000,000 shares of undesignated preferred stock have not planned any for these additional shares and do not expect any further issiamce or issuances of these unissued shares of Series A Cmvertible Preferred Stock or of any newly authorized undesignated shares of Preferred Stock, although the additional undesignated shares could be used in a future transaction of which we are not now aware at this tune

Annex A-1

ANNEX B

ANNUAL MEETING OF SHAREHOLDERS OF NUTRIBAND INC. January 24, 2026 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at nutriband.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730303040000001000 4 012426 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS,”FOR” PROPOSALS 2, 3 AND 4, AND FOR “1 YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITYFOR ALL NOMINEES FOR ALL EXCEPT(See instructions below) NOMINEES Gareth Sheridan O Serguei Melnik O Mark Hamilton O Radu Bujoreanu O Stefani Mancas O Irina GramO Sergei Glinka Ratify the selection of Sadler, Gibb & Associates, LLC as Nutriband’s independent auditor for 2026. Adopt and approve the Company’s Amendment to its Articles of Incorporation that would increase the number of authorized preferred shares from 10,000,000 to 20,000,000. Advisory approval of executive compensation Advisory vote on the frequency of the advisory vote on executive compensation INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2, 3, and 4, and 1 YEAR on Proposal 5. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Shareholder Date: Signature of Shareholder Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. FOR AGAINST 2 YEARS 3 YEARS ABSTAIN YEAR

Annex B-1

NUTRIBAND INC. Proxy for Annual Meeting of Shareholders on January 24, 2026 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Gareth Sheridan and Serguei Melnik, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Nutriband Inc., to be held January 24, 2026, at 400 West Church Street, City National Hourglass Room, Orlando, FL 32801, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475

Annex B-2